Exhibit 99.1

Title: Dave Longren,  V.P. Off-Road Vehicles March 13, 2014  Body: POLARIS INDUSTRIES INC.    |  ANALYST ORV RIDE EVENT

Produced by Factory Body: Sales by Region Other Placeholder:  RANGER is largest ORV category with good continued growth RZR growth is increasing, strong response to RZR XP1000ORV Share 2.5+ times larger than the next competitor Worldwide SxS share #1,  ATV share #1Strong N.A. market driving growth, Int’l market growth opportunity Title: 2013 ORV At a Glance (Worldwide) Body:Sales by Product Body:Summary Body: Strong Portfolio Driving Growth Other Placeholder: 2  Defense/ Commercial Canada Int’l  Roseau Mexico Spirit Lake Other Placeholder: Analyst 3/13/14

ORV Customer Profiles Body: Life Cycle Management Other Placeholder: 3 Consumer  ProfileArrows indicate Trend Other Placeholder: Analyst 3/13/14 Age 54 43 53 Income $132k $120k $108k Male/Female 91%/9% 90%/10% 90%/10% 1st Time Owner 41% 38% 21% Primary Usage Farming/Ranching Hunt Property Rec/Trail Dunes Property Rec/Trail Farm Hunt ORV Customer Profiles Life Cycle Management 3 Consumer

ORV NA Industry Overview ATV Industry Trends 2008-2013 CAGR -11% 2 year CAGR 1% Forecast low single digit increase in 2014 SxS Industry Trends 2008-2013 CAGR +6% 2 year CAGR 12% Forecast low double digit growth in 2014 Mid Single Digit CAGR 2010 to 2014 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Est UNITS SxS Industry ATV Industry

2013 ORV Share Results Best overall share performance in Polaris history Continued share growth in ATV & SxS’s ATV industry leading; SxS estimated +40% share RANGER & RZR each share 2.5+ times the next largest competitor Significant production volume advantage ATV NA Market Share ORV NA Market Share Arctic Cat Can Am Deere Honda Kawi Kubota Polaris Suzuki Yamaha 2008 2009 2010 2011 2012 2013 2005 2006 2007 2008 2009 2010 2011 2012 2013

ORV Overall Results 6 RANGER – Consistent incremental growth RZR – Consistent incremental growth Sportsman – Consistent share growth Military & Bobcat – Adjacent high growth ~100% GROWTH 2010-2014 (projection) 2010 2011 2012 2013 2014 Guidance Sales Up high single digits % Analyst 3/13/14

Dealer Inventory 7 Market Category Trend Total Box Count New Market Categories Drive Incremental Growth Q1 Q2 Q3 Q4 2010 2011 2012 2013 2010 2011 2012 2013 Inventory Units Per Category Retail Units Per Category New Consumer Use Categories 2011 2 2012  3 2013  4 Inventory added to support new retail categories Retail up 5% on average per category Inventory down 4% on average per category MVP order program functioning Dealers place orders every 2 wks, ships in 4 wks Maintain appropriate stocking levels

ORV NEW Competitive Model Positioning Value Category Premium Category Honda Rancher Foreman Pioneer Yamaha Viking Kawasaki Teryx 4 John Deere 825S4 XUV 855 D S4 XUV Arctic Cat Wildcat Trail Wildcat 4 Can Am Maverick 10 Product Families with multiple models in each family 9 Product Families with multiple models in each family Increased Competition, Polaris Strongly Positioned Analyst 3/13/14

ORV Product Advantage Breadth & Depth of Product Offering 9 #1 Market Share Industry Leading Products In Every Category Innovation Speed to Market Customer Focus

Industry Leading Products MY’14 Strong New Product News Driving Retail 10  RANGER XP 900 DELUXE Scrambler XP 1000Sportsman WV with Terrain Armor  RZR XP1000 & XP1000 4 RANGER  “Crew & 570” ATV/Sportsman 570 & EPS “Value & Capability”Sportsman ACE 32 HP Analyst 3/13/14

POLARIS

Consistent Award Winning Performance

RANGER

RANGER XP 900

- DirtTrax Best Sport Utility SxS
- ATV.com Best Utility SxS
- Field & Stream Best of the Best
- American Hunter 2014 Vehicle of the year

RANGER CREW 800

- DirtTrax Best 4-Seater

RANGER Diesel

- DirtTrax Best Utility SxS Runner Up



RZR

RZR XP 1000

- ATV.com Top 10 UTV/ATV of 2013

RZR XP 900

- ATV.com Best ATV/UTV of the Year
- DirtTrax Runner Up
  Best Extreme Performance

RZR 570

- On-Target Magazine
  Editor's Choice Award



Sportsman

Sportsman XP 850

- DirtTrax Best Big Bore Sport Utility ATV

Sportsman 550

- DirtTrax Best Trail ATV runner up
- ATV.com Middleweight Utility ATV Runner Up

SportsmanTouring 850

- DirtTrax Best 2-Up Runner up



Manufacturer of the Year


MOTORCYCLEUSA.com

Manufacturer of the Year 2013: Polaris

By Motorcycle USA Staff
Friday, December 27, 2013

While the motorcycle market has struggled during the past half-decade, Polaris Industries has enjoyed unprecedented success, and by all accounts 2013 will be another banner year. Sales, revenue and profits are all at record levels – fueled by its continued dominance of the domestic UTV market, as well as strong growth internationally.

In the third quarter Polaris sales exceeded $1 billion, a first for the company and sign of its growing success. And the cash-heavy company continues to wheel and deal, snapping up subsidiaries and **buying back 3.96 million shares** from engine supplier Fuji Heavy Industries earlier this year. It also continues to enter into new strategic partnerships, most recently with **outdoor equipment manufacturer Ariens** to share R&D and technology, along with providing the Wisconsin-based company a new work vehicle marketed under the Gravely brand. A similar collaboration with Bobcat developed into the 2013 debut of **Polaris' BRUTUS work**

SALES
SERVICE
CENTE

Won due to UTV market dominance

Product Wins Across the Portfolio

Analyst 3/13/14

11

POLARIS

Strong PR Interest In New Products

RZR XP 1000

3 million Impressions without wire service

Covers on all major Powersports Magazines

Big Hit in Maxim and Men's Journal


WHAT'S NEW
Sniff Test

Sportsman WV 850

300 million worldwide impressions

Notable Coverage:

Fox News, USA Today, New York Times, Wall Street Journal, CNN Money, Yahoo Finance, Gizmodo, Wired


Polaris ATV with airless tires hits the road
GRINDING & SANDING EQUIPMENT AT GRAINGER
GIZMODO

Sportsman Ace

300+ million worldwide impressions

Notable Coverage:

Front page of Fox News, USA Today, New York Times, Wall Street Journal

Brand new forum launched aceforums.net


Polaris Sportsman Ace single-seat UTV ready to go solo
LOVAZA
INSTANT SAVINGS ON LOVAZA
ACE FORUMS.NET

Strong Endemic and Consumer Media Presence

Analyst 3/13/14

12

Attracting New Customers to Polaris SxS Benefiting from Broad Portfolio RZR Family RANGER Family Dirt Bike Owners RV Owners Sand Rail Owners Outdoor Enthusiasts Social Riders Commercial Farmers Ranchers Multi-Acre Homeowners Small Truck Owners Hunters Analyst 3/13/14 13

Broad Customer Appeal With ACE Comfortable, Confident, Fun NEW & EXISTING OFF-ROAD WOMEN OLDER RIDERS RIDERS AGE 16 & ABOVE Analyst 3/13/14 14

POLARIS

A Whole New Off-Road Experience

SPORTSMAN ACE™

A NEW OFF-ROAD EXPERIENCE



MSRP $7,499

Vehicle Overview

32HP, ProStar DOHC engine

48" Width → Trail Capable

Adjustable Bolstered Driver Bucket Seat

Adjustable Tilt Steering Wheel

10.25" Ground Clearance

Front Suspension: Struts w/ 8.2" Travel

Rear Suspension: Dual A-Arms w/ 9.5" Travel

ROPS Cab Frame, 3 Point Seat Belt

Full Accessory Integration

Broad Vehicle Application

Trail Riding/Recreational

Hunting/Fishing

Light Work

Continuing to Innovate → How People Experience the Off-Road

Analyst 3/13/14

15

All RANGER categories growing Share growth has been very strong RANGER (no RZR) #1 in SxS by over 2.5X next closest competitor MY14/14.5 RANGER product and marketing plan positioned well Retail Units RANGER Retail Strong Retail Results, Positioned Well for Growth 16 Consistent Growth 2010 2011 2012 2013 2014 Projection Analyst 3/13/14

Growth Brand Strengthen 2014 RANGER & Sportsman Plan 17 Product leadership Strong Product News Sportsman, ACE, RANGER… all categories PG&A Integration One voice to dealer & consumer Kit options key usage categories RANGER ProFit continues “Hardest Working Smoothest Riding” for Each Brand Improved understanding of consumer usage profiles Focus on key consumer categories Right Product to the Right Customer Strong Brands, Learnings, Drive Continued Growth Int’l Growth Opportunities Leverage Poland capability Establish local market growth objectives & targets Sportsman ACE Global RANGER Growth Analyst 3/13/14

Focus on Growth Opportunities 18 Analyst 3/13/14 ATV Market Categories Utility SxS Market Drive RANGER Growth, Expand Sportsman Industry Leading Focus solutions to each market category Leverage new Deluxe model for the Rec categories Multiple usage capability appeals to all categories Sportsman ACE targets existing & NEW consumers Continue growth in Rec/Utility with Sportsman 570 Leverage Scrambler 1000 for Big Bore/ Sport Farm Other Rec/ Utility 2-UP Big Bore/ Sport Youth Farm Crop Rancher Dairy/Other Other MAHO Hunt Rec Industrial

Drives Incremental Sales, Profits & Customer Satisfaction Innovation  Accessory Integration Easy Installation Drives $/Unit 19 Analyst 3/13/14

ProStar 570 EFI POWER 44 HP, +22% vs. 500 H.O. NEW steel Lock & Ride rear rack Narrowed seat new ergo’s 40% more watts for more charging 13% more fuel capacity EPS to the value market Key Features SPORTSMAN 570 EFI & EPS Best Selling ATV Just Got Better $6,499 US 20 Analyst 3/13/14

Broadest Line-up in Industry Full Line-Up Provides Winning Results 500 2-Up Big-Bore 400 VALUE PREMIUM 21 Analyst 3/13/14

Strong incremental RZR growth as new categories launched Clear leader in all recreation categories RZR (no RANGER) is #2 in SxS market share (behind RANGER) Retail Units 2010 2011 2012 2013 2014 Projection Clear Industry Leader RZR Retail 22 Analyst 3/13/14

POLARIS

RZR IS THE LEADING BRAND

RZR®

INDUSTRY LEADER	&	MOST PASSIONATE CUSTOMERS
Most Complete Lineup		Over 200,000 Owners
>50% Market Share		World Class NPS >70
Unmatched Performance & Growth		RZR Enables Social Adventure


TRAIL


HIGH-PERFORMANCE


MULTI-PASSENGER

XP1K video success,
Facebook fans +400,000,
successful camp RZR execution







Revenue Growth Mid Double Digits, Margin Expansion

Analyst 3/13/14

23

POLARIS

Diversified Commercial Business

POLARIS COMMERCIAL

Diverse Commercial Growth Pillars

POLARIS COMMERCIAL DEALER	POLARIS BRUTUS / POLARIS RANGER Dealer To B2B, Local, Small Orders
POLARIS COMMERCIAL DIRECT	POLARIS NATIONAL ACCOUNTS / FARM BUREAU OEM Direct B2B, National. Big Order Preferred Association Vendor
POLARIS COMMERCIAL PARTNERSHIPS	Bobcat / Ariens / GRAVELY *RANGER* derivative in new channels Co-development To Broaden Lineup


Commercial Dealers
Commercial Direct
Commercial Partnerships

Polaris Commercial


Commercial Sales
2011
2012
2013
2014
Expectation

Growing Commercial Product Lineup

Polaris Brands Through Polaris Channel


BRUTUS
SPORTSMAN
RANGER
ACE

Upfitters & Partner Brands Through Adjacent Channels



Pillar INNOVATIONS · ASAP · Bobcat · GRAVELY

Focused Multi Channel Business Development Drive Better Results

Analyst 3/13/14

24

Capture Influential Customer Credibility Polaris Defense Strategy – Credibility with Early Adapters 25 U.S. Special Operations Force (SOF) to Int’l Special Operations Units Full U.S. Services & Allied Services Follow MV850 under contract for US SOF; Int’l SOF – 1st sales to US Army in 2013 MRZR under contract w/US SOF, Int’l SOF – 1st sales to US Army in 2014 DAGOR in testing with US SOF, under consideration by Int’l SOF MRZR & MV850 in testing w/several allied nations’ Services Norway, UK, Canada , Australia, Singapore, Germany 2011 2012 2013 2014 Average Selling Price 2011 2012 2013 2014 PG&A $ per Unit Projection Projection Analyst 3/13/14

Polaris Defense Family of Military Vehicles 2014 is Breakout Year for Family with U.S. & Int’l Services Tracked ATV – SOP 2015 Under contract & in testing HIPPO – SOP 2014 Under contract Rapid Fire Support System SOP 2015, in testing DAGOR – SOP 2014 Under contract & in testing MRZR4 MRZR2 MV850/Terrain Armor Platforms under contract and in production

DAGOR Platform New class of Polaris vehicle purpose-built for high mobility Military applications Designed to offer improved off-road mobility for emerging threats Higher weight / higher payload platform for Polaris Defense family of Military vehicles Significant interest from U.S. and Allied Militaries SOP – 2014 Polaris Competitive Advantage Timing is Right as Threat Changes to Small, Mobile Enemy Forces Cycles of learning in off-road mobility World class combination of weight & payload Polaris design, testing and evaluation Patented technology Suspension, drive line, handling

Design for Value & Lean Operations Drives Margins Margin Expansion +800 BASIS POINTS Since 2008 Cost down  eng. product design, high re-use & leveraged purchase volume 2014 margins under near-term pressure product mix Pricing  Optimized consumer value, targeted opportunities Expense Management  Lean business systems Low Cost Operations Roseau, Monterrey, Poland 2008 2010 2012 2014 Gross Margin Expectations

OVR Future Strategy Summary Significant SxS Growth Profitable ATV Growth Expand Margins Expand Military & Commercial Strong RANGER product plan Strong RZR product plan SxS market has upside Sportsman strong ACE just beginning Margin plan strong Recovering Market Monterrey Full Scale Production Ramp-up Poland Dealer inventory healthy Delivery improvements Gaining momentum Market specific products Next generation platforms STRONG GROWTH PLAN ORV Future